Filed pursuant to Rule 497
File No. 333-204659

Supplement dated July 28, 2016
to
Prospectus dated January 5, 2016

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This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of HMS Income Fund, Inc. dated January 5, 2016 (as supplemented and amended from time to time, the “Prospectus”). This supplement is part of, and should be read in conjunction with, the Prospectus. The Prospectus has been filed with the Securities and Exchange Commission and is available at www.sec.gov or by calling (888) 446-3773. Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated in this supplement.
You should carefully consider the “Risk Factors” beginning on page 30 of the Prospectus before you decide to invest.
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This supplement amends the Prospectus as follows:

INCREASE IN OFFERING PRICE
On July 27, 2016, we increased our public offering price from $8.80 per share to $8.90 per share. This increase in our public offering price will be effective as of our July 28, 2016 weekly closing. In accordance with our share pricing policy, our board of directors determined that an increase in the public offering price per share was warranted following an increase in our estimated net asset value per share in order to ensure that our net asset value per share does not exceed our net offering price per share. As a result of the increase in our public offering price per share, our maximum combined sales commission and dealer manager fee per share and the net proceeds per share will correspondingly increase from $0.88 to $0.89 and $7.92 to $8.01, respectively.